SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                              ---------------------

                         DATE OF REPORT: AUGUST 17, 2004
                        (Date of earliest event reported)



                            FRONT PORCH DIGITAL INC.
             (Exact name of Registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)



      333-16031                                          86-0793960
(Commission File No.)                       (I.R.S. Employer Identification No.)


                                1140 PEARL STREET
                             BOULDER, COLORADO 80302
               (Address of principal executive offices; zip code)

                          (303) 440-7930 (Registrant's
                     telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if changed Since Last Report)

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ITEM 7        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c)      Exhibits.

              NUMBER   DOCUMENTS
              ------   ---------

              99.1 Press release of Front Porch Digital Inc. dated August 17, 2004 relating to the acquisition of ManagedStorage International, Inc. and board of directors' approval to change the Company's name.

ITEM 9.       REGULATION FD DISCLOSURE

              On August 17, 2004, Front Porch Digital Inc. (the "Company") issued a press release announcing the acquisition of ManagedStorage International, Inc. and the Company's Board of Directors' approval to change the Company's name to Incentra Solutions, Inc. A copy of the press release is attached hereto as Exhibit 99.1.

              The information included in this Current Report on Form 8-K (including the exhibits hereto) is being furnished under Item 9, "Regulation FD Disclosure." As such, the information (including the exhibit) herein shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FRONT PORCH DIGITAL INC.


Date:  August 17, 2004                  By:/s/ MATTHEW RICHMAN
                                           --------------------------------
                                           Matthew Richman
                                           Chief Financial Officer and Treasurer

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                                  EXHIBIT INDEX

EXHIBIT NUMBER             EXHIBIT TITLE
--------------             -------------

     99.1 Press release of Front Porch Digital Inc. dated August 17, 2004 relating to the acquisition of ManagedStorage International, Inc. and board of directors' approval to change the Company's name.